                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      INCARA PHARMACEUTICALS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                      INCARA PHARMACEUTICALS CORPORATION
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
     Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                      INCARA PHARMACEUTICALS CORPORATION
                                P.O. Box 14287
                             3200 East Highway 54
                         Cape Fear Building, Suite 300
                 Research Triangle Park, North Carolina 27709

                    ---------------------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 19, 2000
                    ---------------------------------------
                              _________________

TO THE STOCKHOLDERS OF INCARA PHARMACEUTICALS CORPORATION:

     A Special Meeting of Stockholders of Incara Pharmaceuticals Corporation will be held at the Company's offices at 3200 East Highway 54, Cape Fear Building, Suite 300, Research Triangle Park, North Carolina, on
Thursday, October 19, 2000 at 9:00 a.m., for the following purposes:

          1. To approve a private equity financing facility of up to $18,900,000, based on availability, with Torneaux Fund Ltd., pursuant to which Incara would issue common stock and warrants exercisable for common stock; and

          2. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     This item is more fully described in the attached Proxy Statement.

     The Board of Directors has fixed the close of business on August 31, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. A list of stockholders of Incara entitled to vote at the meeting will be available for examination by a stockholder at Incara's office, for the ten days prior to the meeting and during normal business hours. You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting, even if you returned a proxy.


                      IMPORTANT--YOUR PROXY IS ENCLOSED


     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                    By Order of the Board of Directors



                                    Richard W. Reichow
                                    Executive Vice President
                                    Chief Financial Officer,
                                    Treasurer and Secretary

Research Triangle Park,
North Carolina
September 12, 2000

                      INCARA PHARMACEUTICALS CORPORATION
                                P.O. Box 14287
                             3200 East Highway 54
                         Cape Fear Building, Suite 300
                 Research Triangle Park, North Carolina  27709

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                               OCOTBER 19, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by the Board of Directors of Incara Pharmaceuticals Corporation, a Delaware corporation, for use at Incara's Special Meeting of Stockholders to be held at the Company's offices at 3200 East Highway 54, Cape Fear Building, Suite 300, Research Triangle Park, North Carolina, at 9:00 a.m. on October 19, 2000, and any adjournments thereof. The cost of soliciting proxies will be borne by Incara. In addition to solicitation of proxies by mail, employees of Incara, without extra remuneration, might solicit proxies personally or by telephone. Incara will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. The mailing address of the principal executive offices of Incara is P.O. Box 14287, Research Triangle Park, North Carolina 27709. Copies of this Proxy Statement and accompanying proxy card were mailed to stockholders on or about September 12, 2000.

Revocability of Proxies

     You have the power to revoke your proxy at any time before it is voted by giving a later proxy or written notice to Incara (Attention: Richard W. Reichow, Corporate Secretary), or by attending the meeting and voting in person.

Voting

     When the enclosed proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

     1. FOR the approval of the private equity financing facility of up to $18,900,000 with Torneaux Fund Ltd.; and

     2. In the discretion of the proxies with respect to any other matters properly brought before the stockholders at the meeting.

Record Date

     Only the holders of record of Incara's common stock at the close of business on the record date, August 31, 2000 (the "Record Date"), are entitled to notice of and to vote at the meeting. On the Record Date, 7,246,062 shares of common stock were outstanding. Stockholders will be entitled to one vote for each share of common stock held on the Record Date.

                   PROPOSAL NO. 1 - APPROVAL OF THE TORNEAUX
                       PRIVATE EQUITY FINANCING FACILITY


General

     Incara requires additional working capital to support its operations. In an effort to meet these capital requirements, on August 17, 2000 the Company entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with Torneaux Fund Ltd. Pursuant to the Purchase Agreement, Incara may issue and sell, from time to time, up to 2,556,810 shares of common stock, subject to the satisfaction of certain conditions. In addition, in connection with each issuance of common stock to Torneaux, Incara will issue to Torneaux warrants to purchase shares of common stock up to a maximum of 383,522 shares.

     As required by the Purchase Agreement, on August 17, 2000, Incara also entered into a Registration Rights Agreement with Torneaux pursuant to which Incara must file a registration statement with the Securities and Exchange Commission covering all shares of common stock to be issued under the Purchase Agreement and all shares of common stock issuable upon exercise of the warrants for resale by Torneaux.

     This proxy statement summarizes the Purchase Agreement and the Registration Rights Agreement. It might not contain all of the information you want, so we have attached a copy of the Purchase Agreement as Appendix A and a copy of the Registration Rights Agreement as Appendix B. You should read them if you want more information.

The Purchase Agreement

     Beginning on the date the registration statement is declared effective by the SEC, and continuing for 15 months thereafter, Incara may in its sole discretion sell, or put, shares of common stock to Torneaux. The 15-month period is divided into 12 pricing periods, each consisting of 20 trading days on the Nasdaq National Market.

     From time to time during the 15-month term, Incara may make 12 draw downs, by giving notice and requiring Torneaux to purchase shares of common stock, for the draw down amount. Torneaux's purchase price will fluctuate based upon the daily volume weighted average price over a 20-day trading period. Prior to each draw down, Incara will provide Torneaux with a notice that sets forth the dollar amount of the common stock it will sell, the commencement date of the pricing period, and the threshold price, which is the lowest price per share at which Incara will issue new shares of common stock. Incara may issue a draw down notice for up to $250,000 if the threshold price is equal to $2.00, and an additional $100,000 for every $1.00 increase of the threshold price above $2.00 up to $10.00 for a maximum draw down amount of $1,050,000. If Incara sets the threshold price between $2.00 and $2.99, then the purchase price to be paid by Torneaux is 88% of the daily volume weighted average price over the pricing period. For each $1.00 increase in the threshold price above $2.00, the purchase price to be paid by Torneaux is increased by 0.5% up to a discount of 92%. If the daily volume weighted average price on a given trading day is less than the threshold price set by Incara, then the amount that Incara can draw down will be reduced by 1/20 for that pricing period. In addition, if trading in Incara common stock is suspended for more than three hours in any trading day, then the daily volume weighted average price for that trading day is deemed to be below the threshold price and, consequently, reduces the draw down amount by 1/20. At no time may the threshold price be less than $2.00 per share, unless mutually agreed upon by Incara and Torneaux.

     As the price of Incara's common stock increases above $2.00, fewer shares can be sold to Torneaux. Assuming the price of Incara common stock was $2.00 every day during all pricing periods during the 15-month term of the Purchase Agreement, the maximum amount of shares of common stock that could be sold by Incara would be 1,704,540 for gross cash proceeds of $3,000,000, assuming the average trading volume for 10 trading days preceding a draw down notice by Incara is less than 200,000 shares. In the event the average trading for such 10-day period exceeds 200,000 or 400,000, Torneaux, in its sole discretion, can purchase additional common stock by increasing the then available draw down amount by 25% or 50%, respectively. If the 400,000 share trading volume threshold were met and the price of Incara common stock were $2.00 during the entire 15-month term of the Purchase Agreement, the maximum draw down amount available to Incara would be $4,500,000 and the maximum number of shares possible for sale would be 2,556,810 shares. If the 400,000 share trading volume threshold were met and the price of Incara common stock were $10.00 during the entire 15-month term of the Purchase Agreement, the maximum draw down amount available to Incara would be $18,900,000 and the maximum number of shares possible for sale would be 2,054,340 shares. On September 5, 2000, the closing price on the Nasdaq National Market for Incara common stock was $3.50 and the average trading volume for the preceding 10 days was 139,191 shares.

     Incara's ability to cause Torneaux to purchase shares of common stock under the Purchase Agreement is subject to certain conditions, including, but not limited to:

     . The number of shares the Company may sell to Torneaux on any settlement date, when aggregated with all other shares then owned by Torneaux, cannot exceed 9.9% of the total common stock Incara then has outstanding.

     . The total number of shares that Incara may sell to Torneaux under the Purchase Agreement, together with shares of common stock underlying warrants that Incara may issue to Torneaux under the Purchase Agreement, cannot exceed 19.9% of Incara's outstanding common stock on August 17, 2000, unless Incara has obtained stockholder approval as required by the rules of The Nasdaq Stock Market Inc. The Company is seeking this required stockholder approval by use of this proxy statement.

     . The Company's common stock continues to be traded on the Nasdaq National Market or other stock exchange specified in the Purchase Agreement.

     . The registration statement must remain effective so that Torneaux may publicly resell the shares that it acquires from Incara under the Purchase Agreement.

     . There has not been a material change in ownership of Incara in which its officers and directors no longer own at least 5% of the Company's outstanding common stock, except as a result of the issuance of shares under the Purchase Agreement and upon exercise of the warrants issued to Torneaux.

     . There has not been an effect on the business, operations, properties, or financial condition of Incara that is material and adverse to Incara and its subsidiaries or affiliates, taken as a whole and/or any condition or situation that would prohibit or otherwise interfere, in a material respect, with Incara's ability to perform its obligations under the Purchase Agreement.

     In the event Incara has not requested draw downs in an aggregate amount of $1,250,000 within seven months of the registration statement being declared effective by the SEC, Incara, at Torneaux's option, shall either pay Torneaux $60,000 or issue warrants to Torneaux to purchase 60,000 shares of Incara common stock with an exercise price of $2.10 per share, the volume weighted average price per share on August 17, 2000.

     Torneaux may terminate the Purchase Agreement upon Incara's failure to comply with certain provisions in the Purchase Agreement or upon any stop order or suspension of the effectiveness of the registration statement for an aggregate of five trading days, for any reason other than deferrals or suspension during a blackout period as a result of corporate development that would require the registration statement to be amended.

     Incara estimates a total of 1,704,540 shares of common stock could be issued to Torneaux under the Purchase Agreement, assuming the price of Incara common stock is $2.00 per share and the 10-day average daily trading volume is less than 200,000 shares during the 15-month term of the Purchase Agreement. Based on this assumption, warrants convertible into a total of 255,681 shares of common stock could be issued to Torneaux. The shares of Incara common stock will be purchased by Torneaux at a price lower than the future market price of the common stock. Consequently, if stockholders approve the Torneaux financing, the existing holders of Incara common stock face substantial dilution of their voting power and percentage ownership in the Company. Additionally, as Incara issues more shares, the price of the common stock may decline further.

The Registration Agreement

     Incara must file a registration statement with the SEC by September 18, 2000 in order to permit Torneaux to resell to the public any common stock it purchases pursuant to the Purchase Agreement and any common stock into which the warrants are converted. The Company intends to prepare and file a registration statement and such amendments and supplements to the registration statement as may be necessary in accordance with the Securities Act and the rules and regulations promulgated under it, in order to keep effective the registration statement so that Incara may put shares to Torneaux during the term of the Purchase Agreement.

     If the registration statement is not declared effective by the SEC within 120 days from its filing, or, except in certain circumstances, if the effectiveness of the registration statement is suspended during the 15-month term of the Purchase Agreement, or the common stock is delisted from the Nasdaq National Market or another stock exchange specified in the Purchase Agreement, then Incara must pay in cash to Torneaux, as liquidated damages, $20,000 if the registration statement is not declared effective within 120 days from its filing, or in all other circumstances above, an amount equal to 1% of the aggregate purchase price for all shares purchased and then held by Torneaux for the initial 30-day period, and 2% of the aggregate purchase price for each subsequent 30-day period, until the event is cured. In addition, if Incara fails to deliver the shares of common stock when due to Torneaux and the failure continues for 10 trading days, then Incara will pay, in cash or restricted shares of common stock, at Torneaux's option, an amount equal to 2% of the draw down amount for the initial 30-day period and each 30-day period thereafter until Incara has delivered the shares and warrants. During a draw down pricing period, Incara may not enter into any agreement with a third party to secure equity financings without Torneaux's prior consent, except that Incara may enter into a loan, credit or lease facility with a bank or financing institution.

The Warrants

     In connection with the Purchase Agreement, Incara will issue warrants to Torneaux in the amount of 15% of the shares of common stock issued in any draw down by Incara, at an exercise price equal to 115% of the purchase price per share paid by Torneaux for the related shares of common stock. The warrants will contain provisions that protect Torneaux against dilution by adjustment of the exercise price and the number of shares issuable thereunder upon the occurrence of specified events, such as a merger, stock split, stock dividend, recapitalization and additional issuance of common stock. The exercise price for the warrant shares is payable in cash.

NASDAQ Marketplace Rule 4460(i)

     This proposal is submitted for stockholder approval pursuant to Nasdaq Marketplace Rule 4460(i), which is one of several non-quantitative designation criteria required of a Nasdaq National Market issuer, such as the Company. One of the events that necessitate prior stockholder approval pursuant to Rule 4460(i) is as follows:

     . In connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     Because the proposed financing arrangement with Torneaux involves the potential issuance by the Company of common stock greater than 20% of the Company's currently outstanding common stock at below market value (the "20% Share Limitation"), the portion of the Torneaux facility that could exceed the 20% Share Limitation is subject to Rule 4460(i) and, therefore, requires your approval. In addition, if the Company wished to enter into other financing arrangements that require the issuance of the Company's common stock, whether at below market value or not, Nasdaq possibly could integrate such additional financing arrangements with the Torneaux equity financing facility and, if the issuance of Incara's common stock in all such integrated financing arrangements, including that with Torneaux, exceeds the 20% Share Limitation, would subject all such financing arrangements to stockholder approval. Management of the Company believes it is important for the Company to have flexibility in seeking new financing without having to delay such financing arrangements to obtain stockholder approval and, therefore, is submitting the Torneaux financing arrangement to you for approval. In this manner, if the Company finds a satisfactory source of new financing that requires the Company to issue its common stock, whether at below market value or not, no stockholder approval of such new financing arrangement would be required unless the new financing arrangement exceeded the 20% Share Limitation. Absent stockholder approval of the Torneaux equity facility, the Company would be limited to issuing no more than 1,449,212 shares of common stock and warrants in connection with the Torneaux facility and possibly could be prohibited from entering into any other equity-based financings in which the Company wished to engage (based on the number of shares of common stock outstanding on the date the Purchase Agreement was signed). In addition, absent stockholder approval, the Company would not be able to draw down the full amount of the funds available under the Torneaux equity financing facility, which funds currently are needed for working capital.

     If the Company is unsuccessful in obtaining approval from its stockholders for the proposal, but the Company nonetheless issues more than 1,449,212 shares of common stock under the Torneaux equity financing facility or another equity-based financing arrangement that is integrated with the Torneaux facility, Nasdaq could delist the Company's common stock on the Nasdaq National Market.
If this happens, the common stock could be traded in the over-the-counter market on the OTC Electronic Bulletin Board, an electronic bulletin board established for securities that do not meet the Nasdaq SmallCap Market listing requirements, in what is commonly referred to as the "pink sheets". In such an event, the market price of the common stock may be adversely impacted and you may find it difficult to dispose, or obtain accurate quotations as to the market value, of your shares of common stock. In addition, the Company could find it more difficult to obtain future financing.

Vote Required

     The affirmative vote of the holders of a majority of the shares of Incara's common stock present or represented and voting on this proposal at the meeting will be required to approve the Torneaux financing. Votes withheld on this proposal will be counted for purposes of determining the presence or absence of a quorum for the transaction of business and will be treated as shares represented and voting on this proposal at the meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Incara believes that abstentions should be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on this proposal at the meeting. In the absence of controlling precedent to the contrary, Incara intends to treat abstentions in this manner, which means they will have the same effect as votes against the proposal. In a 1988 case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum of the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to the proposal will therefore not be considered represented and voting and, accordingly, will not affect the determination as to whether the requisite vote has been obtained to approve the proposal.

Board Recommendation; Reasons

     Based primarily on its consideration of the factors described below, the Board believes that the consummation of the Torneaux financing is in the best interests of the Company and its stockholders.

     Among the factors considered by the Board in approving the Torneaux financing was the Board's view that the proceeds from the financing are necessary to support the Company's near-term working capital requirements, as well as its growth over the longer term. The Board determined that the economic terms of the proposed financing would be of substantial benefit to the Company and its stockholders and that the financing is fair to the Company's stockholders from a financial point of view. In reaching its determination, the Board considered the purchase price to be paid for the common stock by Torneaux and its relationship to the trading prices of the common stock prior to the execution of the Purchase Agreement.

     The Board of Directors has approved and recommends a vote "FOR" the approval of the Torneaux private equity line of credit.

                               OTHER INFORMATION

Principal Stockholders

     The following table sets forth certain information regarding the ownership of shares of Incara's common stock as of the Record Date by (i) each person known by Incara to beneficially own more that 5% of the outstanding shares of common stock, (ii) each director of Incara, (iii) executive officer of Incara, and (iv) all directors and executive officers of Incara as a group. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock indicated below. As of the Record Date, Incara had 7,246,062 shares of common stock outstanding. Share ownership in each case includes shares issuable upon exercise of options that may be exercised within 60 days after the Record Date for purposes of computing the percentage of common stock owned by such person but not for purposes of computing percentage owned by any other person.

                                                                      Beneficially   Percentage
                                                                         Owned          Owned
                                                                      ------------   ----------
Clayton I. Duncan (1).............................................         696,027          9.4%
David B. Sharrock (2).............................................          46,034            *
Edgar H. Schollmaier (3)..........................................          33,479            *
Stephen M. Prescott, M.D. (3).....................................          15,322            *
David P. Ward (4).................................................         226,116          3.1%
Richard W. Reichow (5)............................................         282,706          3.9%
W. Bennett Love (6)...............................................         102,105          1.4%
John P. Richert (7)...............................................         103,354          1.4%
Interneuron Pharmaceuticals, Inc. ................................         482,011          6.7%
  One Ledgemont Center
  99 Hayden Avenue
  Lexington, Massachusetts 02421
Lola M. Reid (8)..................................................         555,890          7.6%
  3621 Sweeten Creek Road
  Chapel Hill, NC 27514
James D. Crapo (9)................................................         495,951          6.7%
  4650 South Forest St.
  Englewood, CO 80110
All directors and executive officers as a group (8 persons)(10)...       1,505,143         19.4%

__________________
     *Less than one percent


(1) Includes 392,470 shares owned (of which, 121,491 shares are unvested shares of restricted stock) by Mr. Duncan, 152,000 shares owned by Mr. Duncan's children, and 151,557 shares issuable upon exercise of options held by Mr. Duncan. Mr. Duncan disclaims beneficial ownership of the shares held by his children. Mr. Duncan is Chairman of the Board of Directors, President and Chief Executive Officer of Incara.

(2) Includes 1,000 shares owned and 45,034 shares issuable upon exercise of options held by Mr. Sharrock, a director of Incara.

(3) Consists of shares issuable upon exercise of options held by the named individual, a director of Incara.

(4) Includes 109,616 shares owned (of which, 79,506 shares are unvested shares of restricted stock) and 116,500 shares issuable upon exercise of options held by Dr. Ward, an executive officer of Incara.

(5) Includes 206,906 shares owned (of which, 79,506 shares are unvested shares of restricted stock) and 75,800 shares issuable upon exercise of options held by Mr. Reichow, an executive officer of Incara.

(6) Includes 66,105 shares owned (of which 31,304 shares are unvested shares of restricted stock) and 36,000 shares issuable upon exercise of options held by Mr. Love, an executive officer of Incara.

(7) Includes 67,354 shares owned (of which, 34,430 shares are unvested shares of restricted stock) and 36,000 shares issuable upon exercise of options held by Mr. Richert, an executive officer of Incara.

(8) Includes 314,286 shares owned by Dr. Reid and 131,604 shares owned by Dr. Mark Furth, Dr. Reid's husband and 110,000 shares issuable upon exercise of options held by Dr. Reid. Dr. Reid disclaims beneficial ownership of the shares held by her husband.

(9) Includes 339,951 shares owned by Dr. Crapo and 156,000 shares issuable upon exercise of options held by Dr. Crapo.

(10) See footnotes (1)-(7).

Deadline for Stockholder Proposals

     Stockholders having proposals that they desire to present at the 2001 annual meeting of stockholders of Incara should, if they desire that such proposals be included in Incara's proxy statement relating to such meeting, submit such proposals in time to be received by Incara not later than October 17, 2000. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs our close attention to that Rule. Proposals may be mailed to Richard W. Reichow, Corporate Secretary, Incara Pharmaceuticals Corporation, P.O. Box 14287, Research Triangle Park, North Carolina 27709.

     If a stockholder of the Company wishes to present a proposal before the 2001 annual meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than January 1, 2001.
If a stockholder fails to provide timely notice of a proposal to be presented at the 2001 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

Other Matters

     The Board of Directors knows of no other business to be brought before the meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgement of the person or persons acting thereunder.

                                                                      APPENDIX A



                        COMMON STOCK PURCHASE AGREEMENT



                          Dated as of August 17, 2000



                                by and between


                      INCARA PHARMACEUTICALS CORPORATION



                                      and


                              TORNEAUX FUND LTD.

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I................................................................................     1

   Section 1.1  Definitions..............................................................     1

ARTICLE II Purchase and Sale of Common Stock.............................................     3

   Section 2.1  Purchase and Sale of Stock...............................................     3
   Section 2.2  The Shares...............................................................     3
   Section 2.3  The Warrants.............................................................     4
   Section 2.4  Closing..................................................................     4

ARTICLE III Representations and Warranties...............................................     4

   Section 3.1  Representations and Warranties of the Company.:..........................     4
   Section 3.2  Representations, Warranties and Covenants of the Purchaser...............    11

ARTICLE IV Covenants.....................................................................    13

   Section 4.1  Securities...............................................................    13
   Section 4.2  Registration and Listing.................................................    13
   Section 4.3  Registration Statement...................................................    13
   Section 4.4  Compliance with Laws.....................................................    14
   Section 4.5  Keeping of Records and Books of Account..................................    14
   Section 4.6  Reporting Requirements...................................................    14
   Section 4.7  Other Agreements.........................................................    15
   Section 4.8  Non-Public Information...................................................    15
   Section 4.9  No Stop Orders...........................................................    15
   Section 4.10 Amendments to the Registration Statement.................................    15
   Section 4.11 Prospectus Delivery......................................................    16
   Section 4.12 Legends..................................................................    16

ARTICLE V Conditions to Closing and Draw Downs...........................................    17

   Section 5.1  Conditions Precedent to the Obligation of the Company to Close this
                Agreement................................................................    17
   Section 5.2  Conditions Precedent to the Obligation of the Purchaser to Close this
                Agreement................................................................    17
   Section 5.3  Conditions Precedent to the Obligation of the Purchaser to Accept a Draw
                Down and Purchase the Shares. ...........................................    18
   Section 5.4  Parallel conditions 5.3(a), (d), (e) of (f) for Us.......................    19

ARTICLE VI Draw Down Terms...............................................................  20

   Section 6.1    Draw Down Terms........................................................  20

ARTICLE VII Legends......................................................................  22

   Section 7.1    Legend.................................................................  22
   Section 7.2    No Other Legend or Stock Transfer Restrictions.........................  23
   Section 7.3    Purchaser's Compliance.................................................  23

ARTICLE VIII Termination.................................................................  23

   Section 8.1    Termination by Mutual Consent..........................................  23
   Section 8.2    Other Termination......................................................  24
   Section 8.3    Effect of Termination..................................................  24

ARTICLE IX Indemnification...............................................................  24

   Section 9.1    General Indemnity......................................................  24

ARTICLE X Miscellaneous..................................................................  28

   Section 10.1   Fees and Expenses......................................................  28
   Section 10.2   Specific Enforcement, Consent to Jurisdiction..........................  28
   Section 10.3   Entire Agreement; Amendment............................................  28
   Section 10.4   Notices................................................................  29
   Section 10.5   Waivers................................................................  29
   Section 10.6   Headings...............................................................  30
   Section 10.7   Successors and Assigns.................................................  30
   Section 10.8   Governing Law..........................................................  30
   Section 10.9   Survival...............................................................  30
   Section 10.10  Counterparts...........................................................  30
   Section 10.11  Publicity..............................................................  30
   Section 10.12  Severability...........................................................  30
   Section 10.13  Further Assurances.....................................................  31
   Section 10.14  Confidentiality........................................................  31

                        COMMON STOCK PURCHASE AGREEMENT


     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of
                                                 ---------
August 17, 2000 by and between Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), and Torneaux Fund Ltd., a limited liability company
                  -------
organized under the laws of the Commonwealth of The Bahamas (the "Purchaser").
                                                                  ---------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser, from time to time as provided herein, and the Purchaser shall purchase, up to 2,556,810 shares of the Company's common stock, $.001 par value per share (the "Common Stock"); and
 ------------

     WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United
               ------------                      ------------
States Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption
                             --------------
from the registration requirements of the Securities Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder from time to time.

     The parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

          Section 1.1  Definitions.
                       -----------

          (a) "Alternate Market" shall mean the Nasdaq Small Cap Market, the
               ----------------
American Stock Exchange, the New York Stock Exchange or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock.

          (b) "Commission" shall have the meaning assigned to such term in
               ----------
Section 3.1(f) hereof.

          (c) "Commission Documents" shall have the meaning assigned to such
               --------------------
term in Section 3.1(f) hereof.

          (d) "Commission Filings" means the Company's Form 10-K for the fiscal
               ------------------
year ended September 30, 1999, its Form 10-K/A for the fiscal year ended September 30, 1999 and filed January 7, 2000, its Forms 10-Q for the fiscal quarters ended March 31, 2000, June 30, 2000, and December 31, 1999, its Forms 8-K filed October 12, 1999 and July 21, 2000, and all other filings made by the Company after the date hereof pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (e) "Draw Down" shall have the meaning assigned to such term in Section
          ---------
6.1(a) hereof.

     (f) "Draw Down Amount" means the actual amount of a Draw Down, with a
          ----------------
minimum amount of $250,000.00 and a maximum amount of $1,575,000.00.

     (g) "Draw Down Discount Percentage" means 88% if the Threshold Price is
          -----------------------------
equal to or greater than $2.00; provided, however, that for every $1.00 increase
                                --------  -------
of the Threshold Price above $2.00, to a maximum Threshold Price of $10.00, such draw down discount percentage shall increase by 0.50%, incrementally, to a maximum draw down discount percentage of 92%,

     (h) "Draw Down Exercise Date" shall have the meaning assigned to such term
          -----------------------
in Section 5.3 hereof.

     (i) "Draw Down Notice" shall have the meaning assigned to such term in
          ----------------
Section 6.1(i) hereof.

     (j) "Draw Down Pricing Period" shall mean a period of twenty (20)
          ------------------------
consecutive trading days on the Nasdaq National Market ("Nasdaq") or an Alternate Market starting with the first trading day specified in a Draw Down Notice (or such other period of consecutive trading days as mutually agreed upon by the Company and the Purchaser).

     (k) "Investment Period" shall have the meaning assigned to such term in
          -----------------
Section 8.1 hereof.

     (l) "Material Adverse Effect" shall mean any effect on the business,
          -----------------------
results of operations, properties, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement in any material respect.

     (m) "Material Change in Ownership" shall mean that, as of any particular
          ----------------------------
measurement date, the officers and directors of the Company shall beneficially own in the aggregate less than 5% of the outstanding Common Stock of the Company, except that for purposes of making any such calculation, Common Stock issued to the Purchaser pursuant to this Agreement shall not be included in such calculation.

     (n) "Person" means an individual or a corporation, partnership, trust,
          ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     (o) "Proceeding" means an action, claim, suit, investigation or proceeding
          ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition) commenced against any Person.

     (p) "Prospectus" as used in this Agreement means the prospectus in the form
          ----------
included in the Registration Statement, as supplemented from time to time pursuant to Rule 424(b) of the Securities Act.

     (q) "Registration Statement" shall mean the registration statement on Form
          ----------------------
S-1, to be filed with the Commission for the registration for resale of the Shares, as such Registration Statement may be amended from time to time.

     (r) "Settlement Date" shall have the meaning assigned to such term in
          ---------------
Section 6.1(d) hereof.

     (s) "Shares" shall mean the shares of Common Stock of the Company that may
          ------
be purchased hereunder pursuant to a Draw Down and/or upon exercise of the Warrants (as defined Section 2.3).

     (t) "Threshold Price" is the lowest price which the Company may set in the
          ---------------
Draw Down Notice to sell Shares during a Draw Down Pricing Period (not taking into account the Draw Down Discount Percentage during such Draw Down Pricing Period).

     (u) "VWAP" shall mean the daily volume weighted average price (based on a
          ----
trading day from 9:30 a.m. to 4:00 p.m., eastern time) of the Company's Common Stock on the Nasdaq (or any successor thereto) or an Alternate Market as reported by Bloomberg Financial LP using the AQR function.

     (v) "Warrants" shall have the meaning assigned to such term in Section
          --------
2.3(a) hereof.

                                  ARTICLE II

                       Purchase and Sale of Common Stock

     Section 2.1    Purchase and Sale of Stock.  Subject to the terms and
                    --------------------------
conditions of this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company (i) up to 2,556,810 shares of Common Stock, based on Draw Downs in accordance with Section 6.1, and (ii) the Warrants in accordance with Section 2.3 hereof. Except as provided in Section 6.1(m) hereof, in no event shall the amount of Common Stock required to be purchased by the Purchaser be less than $250,000 or exceed $1,575,000 per Draw Down during any Draw Down Pricing Period.

     Section 2.2    The Shares.  The Company has authorized and has reserved and
                    ----------
covenants to continue to reserve, subject to Section 4.3(b) hereof, free of preemptive rights and other similar contractual rights of stockholders, 2,940,332 shares of its Common Stock to cover the Shares to be issued in connection with all Draw Downs and the shares of Common Stock issuable pursuant to the exercise of Warrants.

     Section 2.3  The Warrants.  (a) At each Settlement Date, the Company shall
                  ------------
issue to the Purchaser a warrant (the "Warrant") to purchase up to 15% of the
                                       -------
number of shares of Common Stock purchased for such Settlement Period, rounded down to the nearest whole share. Each Warrant shall be exercisable for a period of three (3) years commencing on the date of issuance of such Warrant at an exercise price of 115% of the price per Share paid by the Purchaser during such Settlement Period.

     (b) No Warrant shall be exercisable if the shares of Common Stock issuable upon any exercise of such Warrant, when aggregated with all other shares of Common Stock then owned by the Purchaser, would result in the Purchaser owning more than 9.99% of all of such Common Stock as would be outstanding on such date of exercise, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder.

     Section 2.4  Closing.  In consideration of and in express reliance upon the
                  -------
representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, that number of the Shares to be issued in connection with each Draw Down. The closing of the execution and delivery of this Agreement (the "Closing") shall take place at the offices of Parker Chapin
                     -------
LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174 at 5:00 p.m. Eastern Time on (i) August 17, 2000, or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the "Closing
                                                                   -------
Date"). Each party shall deliver all documents, instruments and writings
----
required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

                                  ARTICLE III

                         Representations and Warranties

     Section 3.1  Representations and Warranties of the Company.  Except as set
                  ---------------------------------------------
forth in the Commission Documents or on the Schedule of Exceptions delivered herewith, the Company hereby makes the following representations and warranties to the Purchaser:

     (a) Organization, Good Standing and Power.  The Company is a corporation
         -------------------------------------
duly incorporated, validly existing and in good standing under the laws of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. As of the date hereof, the Company does not have any subsidiaries (as defined in
Section 3.1(g)) except as set forth in the Company's most recent Form 10-K, including the accompanying financial statements (the "Form 10-K"), or in the
                                                      ---------
Company's most recent Form 10-Q (the "Form 10-Q").  The Company and each such
                                      ---------
subsidiary is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect.

     (b) Authorization; Enforcement.  The Company has the requisite corporate
         --------------------------
power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and, except as contemplated by Section 4.4(b), no further consent or authorization of the Company or of its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes, or when executed and delivered shall constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (c) Capitalization.  The authorized capital stock of the Company and the
         --------------
shares thereof issued and outstanding as of July 31, 2000 are set forth in
Section 3.1(c) of the Schedule of Exceptions.  All of the outstanding shares of
                      ----------------------
the Company's Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement, as of July 31, 2000, no shares of Common Stock are entitled to preemptive rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement, as of the date hereof, there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities, as of the date hereof, the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the
                                                       -----------
Company's Bylaws as in effect on the date hereof (the "Bylaws").
                                                       ------

     (d) Issuance of Shares.  The sale and issuance of the Shares in accordance
         ------------------
with the terms and on the basis of the representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act. The Shares have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. No representation is made by the Company as to compliance under Bahamian law of the offer, sale and issuance of the Shares.

     (e) No Conflicts.  The execution, delivery and performance of this
         ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated therein do not (i) violate any provision of the Company's Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Commission or Nasdaq subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purpose of the
                                               --------
representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

     (f) Commission Documents, Financial Statements.  The Common Stock of the
         ------------------------------------------
Company is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Exchange Act,
      ----------
including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company has delivered or
                           --------------------
made available to the Purchaser true and complete copies of the Commission Documents filed with the Commission since December 29, 1999 and prior to the Closing Date. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. The Form 10-K for the year ended September 30, 1999 complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such document, and, as of its date, such Form 10-K did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved
             ----
(except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (g) Subsidiaries.  The Commission Documents set forth each subsidiary of
         ------------
the Company as of the date hereof, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. None of such subsidiaries is a "significant subsidiary" as defined in Regulation S-X.

     (h) No Material Adverse Change.  Since June 30, 2000, the Company has not
         --------------------------
experienced or suffered any Material Adverse Effect, except continued losses from operations.

     (i) No Undisclosed Liabilities.  Neither the Company nor any of its
         --------------------------
subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since June 30, 2000 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     (j) No Undisclosed Events or Circumstances.  No event or circumstance has
         --------------------------------------
occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.

     (k) Indebtedness.  The Commission Documents set forth as of June 30, 2000
         ------------
all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (i) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (iii) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

     (l) Title to Assets.  Each of the Company and the subsidiaries has good and
         ---------------
marketable title to all of its real and personal property reflected in the Commission Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances. All leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect in all material respects.

     (m) Actions Pending.  There is no Proceeding pending or, to the knowledge
         ---------------
of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. There is no Proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

     (n) Compliance with Law.  The business of the Company and the subsidiaries
         -------------------
has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except to the extent that does not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except for such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, the failure to possess which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (o) Certain Fees.  No brokers, finders or financial advisory fees or
         ------------
commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

     (p) Disclosure.  Neither this Agreement or the Schedule of Exceptions nor
         ----------
any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement, taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

     (q) Operation of Business.  The Company or one of the subsidiaries owns or
         ---------------------
possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations as set forth in the Commission Documents or the Commission Filings and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except to the extent that a Material Adverse Effect could not reasonably be expected to result from such conflict.

     (r) Environmental Compliance.  The Company and each of its subsidiaries
         ------------------------
have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or could violate any Environmental Law after the Closing or that could give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or
(ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

     (s) Material Agreements.  Neither the Company nor any subsidiary is a party
         -------------------
to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a Commission Documents (collectively, "Material
                                                                   --------
Agreements") if the Company or any subsidiary were registering securities under
----------
the Securities Act immediately prior to the effectiveness of this Agreement.
The Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, are not in default under any Material Agreement now in effect.

     (t) Transactions with Affiliates.  Other than employment or consulting
         ----------------------------
arrangements, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person who would be covered by Item 404(a) of Regulation S-K or any corporation or other entity controlled by such officer, employee, consultant, director or person.

     (u) Securities Act of 1933.  The Company has complied in all material
         ----------------------
respects with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. The Company has not distributed and, prior to the completion of the sale of the Shares to the Purchaser, will not distribute any offering material in connection with the offer and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Securities Act.

     (v) No Integrated Offering.  Neither the Company, nor any of its
         ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the

Common Stock under the Securities Act. Neither the Company nor any of its affiliates nor any person acting on its behalf has conducted or will conduct any general solicitation (as that term is defined in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, the Warrants or any of the shares of Common Stock issuable pursuant to exercise of the Warrants, except for the filing of the Registration Statement.

     (w) Employees.  As of the date hereof, neither the Company nor any
         ---------
subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Each of the Company and its subsidiaries requires its officers, employees and certain consultants to enter into agreements regarding proprietary information, noncompetition, nonsolicitation, confidentiality, or other similar agreements containing restrictive covenants. As of the date hereof, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any intention of terminating his or her employment or engagement with the Company or any subsidiary.

     (x) Use of Proceeds.  The proceeds from the sale of the Shares will be used
         ---------------
by the Company and its subsidiaries for the purposes set forth in the Prospectus under "Use of Proceeds."

     (y) Public Utility Holding Company Act and Investment Company Act Status.
         --------------------------------------------------------------------
The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     (z) ERISA.  No liability to the Pension Benefit Guaranty Corporation has
         -----
been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would have a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale of the Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the
                                           --------
Purchaser, or any person or entity that owns a beneficial interest in any of the Purchaser, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 3.1(z), the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

     (aa) Acknowledgment Regarding Purchaser's Purchase of Shares.  The Company
          -------------------------------------------------------
acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Purchaser's purchase of the Shares.

     Section 3.2    Representations, Warranties and Covenants of the Purchaser.
                    ----------------------------------------------------------
The Purchaser hereby makes the following representations, warranties and covenants to the Company:

     (a) Organization and Standing of the Purchaser.  The Purchaser is a limited
         ------------------------------------------
liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of The Bahamas.

     (b) Authorization and Power.  The Purchaser has the requisite corporate
         -----------------------
power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Purchaser, its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     (c) No Conflicts.  The execution, delivery and performance of this
         ------------
Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents or bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party, (iii) create or impose any lien, charge or encumbrance on any property of the Purchaser under any agreement or any commitment to which the Purchaser is party or by which the Purchaser is on or by which any of its respective properties or assets are bound or (iv) result in a violation of any law, rule or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties, except for such conflicts, defaults and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Purchaser to enter into and perform its obligations under this Agreement in any material respect. The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof, provided that for purposes of the representation made in this
                  --------
sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

     (d) Information.  The Purchaser and its advisors, if any, have been
         -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares. Purchaser understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

     (e) Acquisition for Investment.  The Purchaser is purchasing the Shares
         --------------------------
solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. The Purchaser has no present intention to sell the Shares, nor a present arrangement (whether or not legally binding) to effect any distribution of the Shares to or through any person or entity; provided, however, that by making the representations herein, the
        --------  -------
Purchaser does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     (f) Sophisticated Investor.  The Purchaser is a sophisticated investor (as
         ----------------------
described in Rule 506(b) (2) (ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Purchaser acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     (g) General.  The Purchaser understands that the Shares are being offered
         -------
and sold in reliance on a transactional exemption from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares.

     (h) Selling Restriction.  The Purchaser has the right to sell shares of the
         -------------------
Company's Common Stock equal in number to the number of Shares to be purchased pursuant to this Agreement during the Investment Period (as defined in Section
8.1 hereof). The Purchaser covenants, however, that prior to and during the term of the Investment Period, neither the Purchaser nor any of its affiliates nor any entity managed by the Purchaser will ever be in a net short position with respect to shares of the Common Stock of the Company in any accounts directly or indirectly managed by the Purchaser or any affiliate of the Purchaser or any entity managed by the Purchaser.

     (i) Ten Percent Limitation.  On each Settlement Date, the number of Shares
         ----------------------
then to be purchased by the Purchaser shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Purchaser beneficially or deemed beneficially owned by the Purchaser, would result in the Purchaser owning more than 9.9% of all of such Common Stock as would be outstanding on such Settlement Date, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section 3.2(i), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Settlement Date than on the date upon which the Draw Down Notice associated with such Settlement Date is given, the amount of Common Stock outstanding on such Settlement Date shall govern for purposes of determining whether the Purchaser, when aggregating all purchases of Common Stock made pursuant to this Agreement would own more than 9.9% of the Common Stock following such Settlement Date.


                                  ARTICLE IV

                                   Covenants

     The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees.

          Section 4.1  Securities.  The Company shall notify the Commission and
                       ----------
Nasdaq or an Alternate Market, if applicable, in accordance with their rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Purchaser and the resale of the Shares by the Purchaser.

          Section 4.2  Registration and Listing.  The Company will take all
                       ------------------------
action necessary to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock and the listing of the Shares purchased by Purchaser hereunder on Nasdaq or an Alternate Market, if applicable, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Nasdaq or an Alternate Market.

          Section 4.3  Registration Statement.
                       ----------------------

          (a) The Company shall cause the Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (the "Registration Rights
                                                             -------------------
Agreement") to remain in full force and effect and comply in all respects with
---------
terms thereof.

     (b) On or before the 30/th/ day after the Closing Date (the "Filing Date"),
                                                                  -----------
the Company shall cause to be filed with the Commission a Registration Statement on Form S-1 (or any other comparable form) to register for resale the Shares (pursuant to a Draw Down or the exercise of any Warrant) to be purchased by the Purchaser pursuant to this Agreement. The Company shall use its reasonable best efforts to take all steps necessary to cause the Registration Statement to be declared effective on the earlier of (i) the 120th day following the Filing Date and (ii) the date which is within five (5) business days of the date on which the Commission informs the Company that the Commission (1) will not review the Registration Statement or (2) that the Company may request the acceleration of the effectiveness of the Registration Statement.


     (c) Before the Purchaser shall be obligated to accept any Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Shares to be issued in connection with such Draw Down request (including any Warrants to be exercised in connection therewith).

     (d) The Company shall file a Prospectus supplement to its then current Registration Statement on the first business day immediately following the end of each Settlement Period, and will deliver a Prospectus and a Prospectus supplement to the Purchaser on the corresponding Settlement Date.

     Section 4.4  Compliance with Laws.
                  --------------------

     (a) The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could reasonably be expected to have a Material Adverse Effect.

     (b) Unless the Company obtains the requisite approval of its stockholders or waiver of such approval in accordance with the applicable rules of Nasdaq, the Company will not be obligated to issue and the Purchaser will not be obligated to purchase any shares of the Company's Common Stock which would result in the issuance under this Agreement of more than nineteen and nine-tenths percent (19.9%) of the issued and outstanding shares of the Company's Common Stock.

     Section 4.5  Keeping of Records and Books of Account.  The Company shall
                  ---------------------------------------
keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     Section 4.6  Reporting Requirements.  Upon written request, the Company
                  ----------------------
shall furnish the following to the Purchaser so long as such Purchaser shall be obligated hereunder to purchase Shares:

     (a) Quarterly Reports filed with the Commission on Form 10-Q as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of the Company; and

     (b) Annual Reports filed with the Commission on Form 10-K as soon as available, and in any event within 90 days after the end of each fiscal year of the Company.

     Section 4.7    Other Agreements.  During a Draw Down Pricing Period, the
                    ----------------
Company may not enter into any financing agreement or issue any debt or equity securities or securities convertible into Common Stock or enter into any agreement with a third party to issue any such securities the primary purpose of which would be to obtain equity financing for the Company (an "Other Financing")
                                                               ---------------
without the prior written consent of the Purchaser, except for the issuance of capital stock and convertible securities issued in a private placement pursuant to an agreement between the Company and Davenport & Company LLC dated April 20, 2000. If the Purchaser consents to the Company entering into an Other Financing, the Purchaser shall have the option (the "Purchase Option") to (A)
                                                     ---------------
purchase the Draw Down Amount of shares of Common Stock granted during such Draw Down Pricing Period at (i) the price and on the terms at which the Company issued shares of Common Stock in the Other Financing during such Draw Down Pricing Period or (ii) the applicable Draw Down Discount Percentage times the VWAP for such Draw Down Pricing Period, or (B) elect not to purchase any Shares during such Draw Down Pricing Period. If the Purchaser does not exercise its Purchase Option in writing on or before the business day preceding the Settlement Date, the Company shall have the right to close such Other Financing on the scheduled closing date with a third party; provided that all of the
                                                  --------
financial terms and conditions of such closing are substantially the same as those provided to the Purchaser prior to the Purchaser giving its consent to such Other Financing.

     Section 4.8    Non-Public Information.  Neither the Company nor any of its
                    ----------------------
directors, officers or agents shall disclose any material non-public information about the Company to the Purchaser.

     Section 4.9    No Stop Orders.  The Company will advise the Purchaser
                    --------------
promptly and, if requested by the Purchaser, will confirm such advice in writing: (i) of its receipt of notice of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prospectus or for additional information; (ii) of its receipt of notice of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any Proceeding for such purpose; and (iii) of its becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time.

     Section 4.10   Amendments to the Registration Statement.  The Company will
                    ----------------------------------------
not (i) file any amendment to the Registration Statement or make any amendment or supplement to

                                     A-15-
the Prospectus of which the Purchaser shall not previously have been advised or to which the Purchaser shall reasonably object in writing within three (3) business days after being so advised or (ii) so long as, in the reasonable opinion of counsel for the Purchaser, a Prospectus is required to be delivered in connection with sales by any Purchaser or dealer, file any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or reports to the Purchaser promptly following such filing.

     Section 4.11   Prospectus Delivery.  Prior to any Settlement Date, the
                    -------------------
Company will deliver to the Purchaser, without charge, in such quantities as reasonably requested by the Purchaser, copies of each form of Prospectus. As soon after the Registration Statement has been declared effective by the Commission and thereafter from time to time for such period as in the opinion of counsel for the Purchaser a Prospectus is required by the Securities Act to be delivered in connection with sales by the Purchaser, the Company will promptly deliver to the Purchaser, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Purchaser may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares may be sold by the Purchaser, in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales of the Shares. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Purchaser is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Securities Act, the Company will promptly prepare and, subject to the provisions of Section 4.10 above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Purchaser a reasonable number of copies thereof. The Company shall file a Prospectus supplement to its current Registration Statement on the first business day immediately following the end of each Settlement Period, and the Company shall deliver to the Purchaser an appropriate Prospectus and Prospectus supplement on each Settlement Date.

     Section 4.12   Legends.  The certificates evidencing the Shares and the
                    -------
shares of Common Stock issuable upon exercise of the Warrants shall be free of legends, except as provided for in Article VII.

     Section 4.13   No Material Adverse Effect or Material Change in Ownership;
                    -----------------------------------------------------------
Notice.  No Material Adverse Effect or Material Change in Ownership shall occur
------
during the Investment Period. The Company shall immediately notify the Purchaser that (i) a Material Adverse Effect or Material Change in Ownership has occurred or (ii) the Company has entered into an Other Financing (as defined in Section 4.7).

                                     A-16-

                                   ARTICLE V

                     Conditions to Closing and Draw Downs

     Section 5.1    Conditions Precedent to the Obligation of the Company to
                    --------------------------------------------------------
Close this Agreement.  The obligation hereunder of the Company to enter into
--------------------
this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) No Injunction.  No statute, regulation, executive order, decree, ruling
         -------------
or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.


     (b) No Proceedings or Litigation.  No Proceeding before any arbitrator or
         ----------------------------
any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

     Section 5.2    Conditions Precedent to the Obligation of the Purchaser to
                    ----------------------------------------------------------
Close this Agreement.  The obligation hereunder of the Purchaser to enter this
--------------------
Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

     (a) No Injunction.  No statute, rule, regulation, executive order, decree,
         -------------
ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (b) No Proceedings or Litigation.  No Proceeding before any arbitrator or
         ----------------------------
any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

     (c) Registration Rights Agreement.  At or prior to the Closing, the Company
         -----------------------------
shall have executed and delivered the Registration Rights Agreement to the Purchaser.

     (d) Opinion of Counsel, etc.  At the Closing, the Purchaser shall have
         ------------------------
received an opinion of counsel to the Company, dated the date of Closing, in the form of Exhibit A hereto, and such other certificates and documents as the Purchaser or its counsel shall reasonably require incident to the Closing.

                                     A-17-

     Section 5.3    Conditions Precedent to the Obligation of the Purchaser to
                    ----------------------------------------------------------
Accept a Draw Down and Purchase the Shares.  The obligation hereunder of the
------------------------------------------
Purchaser to accept a Draw Down Notice and to acquire and pay for the Shares is subject to the satisfaction or waiver, at or before the date of each Draw Down Notice (the "Draw Down Exercise Date") and each Settlement Date, of each of the
             -----------------------
conditions set forth below. The conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

     (a) Accuracy of the Company's Representations and Warranties.  Each of the
         --------------------------------------------------------
representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Draw Down Exercise Date as though made at that time except for representations and warranties that speak as of a particular date.

     (b) Registration Statement.  The Company shall have Shares registered under
         ----------------------
the Registration Statement in an amount equal to or in excess of the number of Shares issuable pursuant to such Draw Down Notice. The Registration Statement registering the Shares shall have been declared effective by the Commission prior to the initial Draw Down Exercise Date, and such Registration Statement shall remain effective on each Settlement Date, and shall be amended or supplemented, as required, to disclose the sale of the Shares at least one (1) trading day prior to each Settlement Date, and the Company shall have delivered to the Purchaser an appropriate Prospectus on each Settlement Date.

     (c) No Suspension.  Trading in the Company's Common Stock shall not have
         -------------
been suspended by the Commission or Nasdaq or an Alternate Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to each Draw Down request), and, at any time prior to such request, trading in securities generally as reported on Nasdaq or an Alternate Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by the American Stock Exchange, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Shares. The Common Stock shall not have been delisted from Nasdaq and an Alternate Market.

     (d) Performance by the Company.  The Company shall have performed,
         --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Draw Down Exercise Date and each Settlement Date. The Company shall have issued transfer agent instructions to its transfer agent, and an original copy of the transfer agent instructions shall have been signed by the transfer agent as acknowledged and agreed.

     (e) No Injunction.  No statute, rule, regulation, executive order, decree,
         -------------
ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                     A-18-

     (f) No Proceedings or Litigation.  No Proceeding before any arbitrator or
         ----------------------------
any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

     (g) Material Adverse Effect; Material Change in Ownership.  No Material
         -----------------------------------------------------
Adverse Effect and no Material Change in Ownership shall have occurred.

     (h) Intentionally Omitted.
         ---------------------

     (i) No Knowledge.  The Company shall have no knowledge of any event more
         ------------
likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the 25 trading days following the trading day on which the Draw Down Notice is deemed delivered.)

     (j) Limitation on Obligation to Purchase.  At no time will the Purchaser be
         ------------------------------------
obligated to purchase any Shares which would result in the issuance under this Agreement of Shares representing more than nineteen and nine-tenths percent (19.9%) of the issued and outstanding shares of the Company's Common Stock on the Closing Date, unless approved by the stockholders of the Company if required by law or stock market or exchange regulation.

     (k) Other.  On each Settlement Date, the Purchaser shall have received a
         -----
certificate in substantially the form and substance of Exhibit B hereto,
                                                       ---------
executed by an executive officer of the Company to the effect that all the conditions to such Settlement Date shall have been satisfied as at the date of each such certificate.

     Section 5.4    Conditions Precedent to the Obligation of the Company to
                    --------------------------------------------------------
Issue a Draw Down Notice and Sell the Shares.  The obligation hereunder of the
--------------------------------------------
Company to issue a Draw Down Notice and to sell the Shares is subject to the satisfaction or waiver, at or before each Draw Down Exercise Date and each Settlement Date, of each of the conditions set forth below. The conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     (a) Accuracy of the Purchaser's Representations and Warranties.  Each of
         ----------------------------------------------------------
the representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Draw Down Exercise Date as though made at that time except for representations and warranties that speak as of a particular date.

     (b) Performance by the Purchaser.  The Purchaser shall have performed,
         ----------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to each Draw Down Exercise Date and each Settlement Date.

     (c) No Injunction.  No statute, rule, regulation, executive order, decree,
         -------------
ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or

                                     A-19-
governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.


                                  ARTICLE VI

                                Draw Down Terms

     Section 6.1    Draw Down Terms.  Subject to the satisfaction of the
                    ---------------
conditions set forth in this Agreement, the parties agree as follows:

     (a) The Company, may, in its sole discretion, issue a Draw Down Notice with respect to a draw down (a "Draw Down") of $250,000 if the Threshold Price is
                           ---------
equal to $2.00, and an additional $100,000 for every $1.00 increase of the Threshold Price above $2.00, up to a maximum Threshold Price of $10.00, for a maximum Draw Down Amount of $1,050,000, which Draw Down Amount may be increased to a maximum of $1,575,000 in accordance with clause (m) of this Section 6.1, and which Draw Down the Purchaser will be obligated to accept. Prior to issuing any Draw Down Notice, the Company shall have Shares representing at least the Draw Down Amount registered under the Registration Statement.

     (b) The number of Shares to be issued in connection with each Draw Down shall be equal to the sum of the quotients (for each trading day of the Draw Down Pricing Period for which the VWAP equals or exceeds the Threshold Price) of
(x) 1/20th (or such other fraction based upon the agreed upon Draw Down Pricing Period) of the Draw Down Amount divided by (y) (A) the applicable Draw Down Discount Percentage multiplied by (B) the VWAP for such day, such number of Shares rounded down to the nearest whole share.

     (c) Only one Draw Down shall be allowed in each Draw Down Pricing Period. Each Draw Down Pricing Period shall consist of two (2) periods of ten (10) consecutive trading days (each, a "Settlement Period").
                                   -----------------

     (d) The number of Shares purchased by the Purchaser with respect to each Draw Down shall be determined on a daily basis during each Draw Down Pricing Period and settled on the second business day following the end of each Settlement Period (the "Settlement Date").
                        ---------------

     (e) There shall be a minimum of five (5) trading days (or such other number of trading days mutually agreed upon by the Purchaser and the Company) between Draw Downs.

     (f) There shall be a maximum of twelve (12) Draw Downs during the term of this Agreement.

     (g) Each Draw Down will expire on the last trading day of each Draw Down Pricing Period.

     (h) For each trading day during the Draw Down Pricing Period that the VWAP is at or above the Threshold Price, 1/20/th/ (or such other fraction based upon the agreed upon Draw

                                     A-20-

Down Pricing Period) of the Draw Down Amount shall be allocated to purchase Shares at a price equal to the product of (x) the Draw Down Discount Percentage multiplied by (y) the VWAP for such day. If the VWAP on a given trading day is less than the Threshold Price, then the amount of the Draw Down for the relevant Draw Down Pricing Period shall be reduced by 1/20/th/ (or such other fraction, based upon the agreed upon Draw Down Pricing Period). At no time shall the Threshold Price be set below $2.00 unless agreed upon by both parties. If trading in the Company's Common Stock is suspended for any reason for more than three (3) hours in any trading day, the price of the Common Stock shall be deemed to be below the Threshold Price for that trading day and the Draw Down Amount for the relevant Draw Down Pricing Period will be reduced by 1/20/th/.

     (i) The Company must inform the Purchaser via facsimile transmission as to the Draw Down Amount the Company wishes to exercise before commencement of trading on the first trading day of the Draw Down Pricing Period (the "Draw Down
                                                                       ---------
Notice"), substantially in the form attached hereto as Exhibit C.  In addition
------
to the Draw Down Amount, the Company shall set the Threshold Price and shall designate the first trading day of the Draw Down Pricing Period with each Draw Down Notice.

     (j) On each Settlement Date, the Company shall deliver the Shares purchased by the Purchaser during the Settlement Period to the Purchaser or its designees via the Purchaser's prime broker account through its Deposit Withdrawal Agent Commission system (DWAC), and upon receipt of the Shares, the Purchaser shall cause payment therefor to be made to the Company's designated account by wire transfer of immediately available funds provided that the Shares are received by the Purchaser no later than 1:00 p.m., eastern time, or next day available funds if the Shares are received thereafter.

     (k) Intentionally Omitted.

     (l) If on the Settlement Date, the Company fails to deliver the Shares and the Warrants to be purchased by the Purchaser, and such failure continues for ten (10) trading days, the Company shall pay, in cash or restricted shares of Common Stock (subject to the Company's compliance with applicable securities laws), at the option of the Purchaser, as liquidated damages and not as a penalty, to the Purchaser an amount equal to two percent (2%) of the Draw Down Amount for the initial thirty (30) days and each additional thirty (30) day period thereafter until such failure has been cured, which shall be pro rated for such periods less than thirty (30) days (the "Periodic Amount"). Cash
                                                  ---------------
payments to be made pursuant to this Section 6.1(l) shall be due and payable immediately upon demand in immediately available cash funds. Certificates evidencing the restricted shares of Common Stock shall be delivered immediately upon demand. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Purchaser if the Company fails to deliver the Shares and the Warrants on the Settlement Date. If the Purchaser elects to receive shares of Common Stock instead of cash, the Purchaser shall have the right to demand registration once within twelve (12) months of the date of issuance of such shares of Common Stock and piggyback registration rights if the Company files a separate registration statement.

                                     A-21-

     (m) Upon receipt of a Draw Down Notice, the Purchaser, in its sole discretion, may increase the Draw Down Amount stated in such Draw Down Notice by
(i) twenty five (25%) if the average volume for the ten (10) trading days preceding the date of the Draw Down Notice of the Company's Common Stock (the "Average Volume") exceeds two hundred thousand (200,000) shares of Common Stock
 --------------
per day; and (ii) fifty percent (50%) if the Average Volume exceeds four hundred thousand (400,000) shares of Common Stock per day. The Purchaser shall notify the Company within one (1) trading day of receipt of a Draw Down Notice if the Purchaser intends to increase the Draw Down Amount pursuant to the preceding sentence.

     (n) Prior to issuing the first Draw Down Notice, the Company shall place in escrow, with an entity designated by the Purchaser (the "Escrow Agent"), such
                                                         ------------
number of shares of Common Stock as will equal the sum of the maximum number of shares of Common Stock which the Purchaser could purchase during any Draw Down Pricing Period and upon exercise of Warrants to be issued in connection with such Draw Down Pricing Period. Thereafter, prior to issuing a Draw Down Notice the Company shall place in escrow with the Escrow Agent (i) such number of shares of Common Stock that would cause the number of shares of Common Stock held in escrow to be equal to the maximum number of shares of Common Stock which the Warrants may be exercisable, and (ii) if the Company's transfer agent is unable to issue the Shares via DWAC, such number of shares of Common Stock that would cause the number of shares of Common Stock held in escrow to be equal to the maximum number of shares of Common Stock the Purchaser could purchase during such Draw Down Pricing Period. The shares of Common Stock subject to such escrow shall be released by the Escrow Agent to the Purchaser only in the event the Company fails to deliver the Shares on the relevant Settlement Date. The Purchaser's obligation to purchase the Shares on the Settlement Date shall be contingent upon the fulfillment of the Company of the escrow requirements contained in this Section 6.1(n). The Purchaser may, at its sole discretion, waive the escrow requirements contained in this Section 6.1(n) at any time prior to the relevant Settlement Date.

                                  ARTICLE VII

                                    Legends

     Section 7.1    Legend.  Unless otherwise provided below, each certificate
                    ------
representing the Shares and the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form (the "Legend"):
                                                        ------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR INCARA PHARMACEUTICALS CORPORATION (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER

                                     A-22-

     THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


     As soon as practicable after the execution and delivery hereof, the Company shall issue to the transfer agent instructions in substantially the form of Exhibit D hereto. Such instructions shall be irrevocable by the Company from and after the date thereof or from and after the issuance thereof. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent to issue to the Purchaser, at the Purchaser's option, via DWAC or in the form of certificates evidencing the Shares incident to a Draw Down and issued on a Settlement Date, free of the Legend, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Purchaser; provided, that (a) the Registration
                                             --------
Statement shall then be effective, (b) the Purchaser confirms to the transfer agent and the Company that it has or intends to sell such Shares to a third party that is not an affiliate of the Purchaser or the Company and the Purchaser agrees to redeliver the certificate representing such Shares to the transfer agent to add the Legend in the event the Shares are not sold, and (c) if reasonably requested by the transfer agent or the Company, the Purchaser confirms to the transfer agent and the Company that the Purchaser has complied with the prospectus delivery requirement under the Securities Act. At any time after the date the Registration Statement has been declared effective by the Commission, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, the transfer agent shall reissue such shares of common stock via DWAC or free of Legend. If the transfer agent fails to deliver the Shares on the Settlement Date and such failure continues for ten (10) trading days, then the Company shall pay liquidated damages to the Purchaser in the amount provided in Section 6.1(l) hereof.

     Section 7.2    No Other Legend or Stock Transfer Restrictions.  No legend
                    ----------------------------------------------
other than the one specified in Section 7.1 has been or shall be placed on the share certificates representing the Shares and the shares of Common Stock issuable upon exercise of the Warrants and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VII.

     Section 7.3    Purchaser's Compliance.  Nothing in this Article VII shall
                    ----------------------
affect in any way the Purchaser's obligations under any agreement to comply with all applicable securities laws upon resale of the Shares.

                                 ARTICLE VIII

                                  Termination

     Section 8.1    Termination by Mutual Consent.  The term of this Agreement
                    -----------------------------
shall be the earlier of (i) fifteen (15) months from the date on which the Commission declares the Registration Statement effective (the "Investment
                                                               ----------
Period") and (ii) the date that all of the Shares
------

                                     A-23-
registered under the Registration Statement have been issued and sold. This Agreement may be terminated at any time by mutual consent of the parties.

     Section 8.2    Other Termination.  The Purchaser may terminate this
                    -----------------
Agreement upon one (1) day's notice (v) if an event resulting in a Material Adverse Effect has occurred, (w) the Registration Statement is not declared effective within 120 days following the Filing Date, (x) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of five (5) trading days during the Investment Period, for any reason other than deferrals or suspension during a blackout period as a result of corporate developments subsequent to the Closing Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act, or (y) the Company shall at any time fail to comply with the requirements of Section 4.2, 4.3 or 4.4 hereof. This Agreement shall terminate immediately if (i) the Company breaches Section 4.7 hereof, (ii) a Material Change in Ownership shall occur or (iii) the Purchaser shall fail to comply with Section 3.2(i) (each, a "Terminating Event"); provided, however, that if a Terminating Event occurs
                      --------  -------
during a Draw Down Pricing Period, this Agreement shall terminate on the final Settlement Date for such Draw Down Pricing Period.

     Section 8.3    Effect of Termination.  In the event of termination by the
                    ---------------------
Company or the Purchaser, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or 8.2 herein, this Agreement shall become void and of no further force and effect, except as provided in Section 10.9. Nothing in this Section 8.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company and the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                  ARTICLE IX

                                Indemnification

     Section 9.1    General Indemnity.
                    -----------------

     (a) Indemnification by the Company.  The Company shall, notwithstanding any
         ------------------------------
termination of this Agreement, indemnify and hold harmless the Purchaser, the officers, directors, agents, brokers (including brokers who offer and sell the Shares as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out of or relating to any untrue statement or
 ------
alleged untrue statement of a material fact

                                     A-24-
contained, or incorporated by reference, in the Registration Statement or any Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein (in the case of any Prospectus or in any supplement thereto, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company shall
                                      --------  -------
not be liable under this Section 9.1(a) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such Losses, resulted directly from any such acts or failures to act, undertaken or omitted to be taken by the Purchaser or such Person through its gross negligence, bad faith or willful misconduct; provided, further, that the foregoing indemnity
                             --------  -------
shall not apply (i) to any Losses arising out of or based any such untrue statements or omissions based solely upon information regarding Purchaser furnished in writing to the Company by the Purchaser expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Purchaser for use in the Registration Statement, any Prospectus (or in any amendment or supplement thereto) and (ii) with respect to any Prospectus or any supplement or amendment thereto to the extent that any Losses of Purchaser results from the fact that the Purchaser sold shares of Common Stock and did not send or give, at or prior to the written confirmation of such sale, a copy of a supplement or amendment to the Prospectus if the Company has furnished copies thereof to the Purchaser and the Losses result from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in any supplement or amendment thereto. The Purchaser shall notify the Company promptly of the institution or threat of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in clause (c) of this Section 9.1 hereof) and shall survive the transfer of the Shares by the Purchaser.

     (b) Indemnification by the Purchaser.  The Purchaser shall, notwithstanding
         --------------------------------
any termination of this Agreement, indemnify and hold harmless the Company, each of its directors, officers, agents and employees, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or any Prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Purchaser to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or to the extent that such information relates to the Purchaser or the Purchaser's proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Purchaser expressly for use in the Registration Statement, such Prospectus or such Prospectus supplement; provided,
                                                                       --------
however, that the Purchaser shall be liable to the
-------

                                     A-25-

Company under this Section 9.1(b) with respect to any Prospectus or any supplement or amendment thereto to the extent that any such Losses of the Company results from the fact that the Purchaser sold shares of Common Stock and did not send or give, at or prior to the written confirmation of such sale, a copy of a supplement or amendment to the Prospectus if the Company has furnished copies thereof to the Purchaser and the Losses result from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in any supplement or amendment thereto. The Company shall notify the Purchaser promptly of the institution or threat of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Purchaser. Notwithstanding anything to the contrary contained herein, the Purchaser shall be liable under this Section 9.1(b) for only that amount as does not exceed the net proceeds to Purchaser as a result of the sale of Shares pursuant to such Registration Statement.

     (c) Conduct of Indemnification Proceedings.  If any Proceeding shall be
         --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
 -----------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and one such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                                     A-26-

          All reasonable fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d) Contribution.  If a claim for indemnification under Section 9.1(a) or
         ------------
9.1(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9.1(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Purchaser shall be liable or required to contribute under this Section 9.1(d) for only that amount as does not exceed the net proceeds to such Purchaser as a result of the sale of Shares pursuant to such Registration Statement.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.1(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                                     A-27-

                                   ARTICLE X

                                 Miscellaneous

     Section 10.1   Fees and Expenses.  Except as set forth in Article IX, the
                    -----------------
Company shall pay (i) all reasonable fees and expenses related to the transactions contemplated by this Agreement; provided, that the Company shall
                                             --------
pay, at the Closing, all reasonable attorneys fees and expenses (exclusive of disbursements and out-of-pocket expenses and reasonably itemized) incurred by the Purchaser up to $35,000 in connection with the preparation, negotiation, execution and delivery of this Agreement, (ii) all reasonable fees and expenses incurred by the Purchaser in connection with any amendments, modifications or waivers of this Agreement or incurred in connection with the enforcement of this Agreement, including, without limitation, all reasonable attorneys' fees and expenses, and (iii) all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto. In addition, if by the seven (7) month anniversary of the commencement of the Investment Period the Company has not requested Draw Down Amounts in an aggregate of $1,250,000, the Company, at the Purchaser's option, shall either (x) pay to the Purchaser a fee equal to $60,000 in cash or immediately available funds; or (y) issue warrants to the Purchaser to purchase 60,000 shares of the Company's Common Stock at an exercise price of 100% of the VWAP of the Common Stock on the Closing Date.

     Section 10.2   Specific Enforcement, Consent to Jurisdiction.
                    ---------------------------------------------

     (a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this
Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

     Section 10.3 Entire Agreement; Amendment. This Agreement and the
                  ---------------------------
Registration Rights Agreement contain the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representations, warranty, covenant or undertaking with respect to such

                                     A-28-
matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 10.4   Notices.  Any notice, demand, request, waiver or other
                    -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, or by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:            Incara Pharmaceuticals Corporation
                              P.O. Box 14287
                              3200 E. Highway 54
                              Suite 300
                              Research Triangle Park, NC 27709
                              Tel. No.: (919) 558-8688
                              Fax No.:  (919) 544-1245
                              Attention: Clayton I. Duncan, CEO

With copies to:               Wyrick Robbins Yates & Ponton LLP
                              4101 Lake Boone Trail, Suite 300
                              Raleigh, North Carolina 27607
                              Tel. No.: (919) 781-4000
                              Fax No.: (919) 781-4865
                              Attention: Donald R. Reynolds, Esq.

If to the Purchaser:          Torneaux Fund Ltd.
                              Charlotte House
                              Charlotte Street
                              P.O. Box N 9204
                              Nassau, Bahamas
                              Tel. No.: (242) 325-1033
                              Fax No.: (242) 323-7918
                              Attention:  Director

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days prior written notice of such changed address to the other party hereto.

     Section 10.5   Waivers.  No waiver by either party of any default with
                    -------
respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing

                                     A-29-
waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 10.6   Headings.  The article, section and subsection headings in
                    --------
this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section 10.7   Successors and Assigns.  The Purchaser may not assign this
                    -----------------------
Agreement to any person without the prior written consent of the Company, which consent will not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 10.8   Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

     Section 10.9   Survival.  The representations and warranties of the Company
                    --------
and the Purchaser contained in Article III and the covenants contained in
Article IV shall survive the execution and delivery hereof and the Closing until the termination of this Agreement, and the agreements and covenants set forth in
Article IX of this Agreement shall survive the execution and delivery hereof and the Closing hereunder. Section 10.14 shall survive the termination of this Agreement.

     Section 10.10  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five (5) days of the execution and delivery hereof.

     Section 10.11  Publicity. Except as required by applicable law, the
                    ---------
Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior consent of the Purchaser, which consent will not be reasonably withheld or delayed.

     Section 10.12  Severability.  The provisions of this Agreement are
                    ------------
severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable

                                     A-30-
provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     Section 10.13  Further Assurances.  From and after the date of this
                    ------------------
Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

     Section 10.14  Confidentiality.  Purchaser agrees to maintain the
                    ---------------
confidentiality of all information about the Company received from any director, officer, employee or agent of the Company, until such time as that confidential information is released to the public generally other than as a result of any disclosure by Purchaser.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     A-31-

     IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized officer as of the date first above written.

                                             INCARA PHARMACEUTICALS CORPORATION



                                             By:________________________________
                                                Name:
                                                Title:


                                             TORNEAUX FUND LTD.



                                             By:________________________________
                                                Name:
                                                Title:

                                     A-32-

                                                                      APPENDIX B


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement is made and entered into as of August 17, 2000 (this "Agreement"), by and among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), and Torneaux Fund Ltd., a company organized under the laws of the Commonwealth of The Bahamas (the "Purchaser").

          WHEREAS, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, pursuant to that certain Common Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchaser (the "Purchase Agreement") up to 2,556,810 shares of the
                        ------------------
Company's Common Stock (as defined below) and Warrants (as defined below) to purchase Common Stock; and

          WHEREAS, the Company desires to grant to the Purchaser registration rights as set forth herein with respect to the shares of Common Stock being purchased under the Purchase Agreement and the shares of Common Stock issuable upon exercise of the Warrants.

          The Company and the Purchaser hereby agree as follows:

     1.   Definitions.
          -----------

          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 3(m).
           ------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

          "Blackout Period" shall have the meaning set forth in Section 3(n).
           ---------------

          "Board" shall have the meaning set forth in Section 3(n).
           -----

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" means the Company's common stock, par value $.001 per
           ------------
share.

          "Effectiveness Date" means with respect to the Registration Statement
           ------------------
the earlier of the 120/th/ day following the Filing Date and the date which is within five (5) Business Days of the date on which the Commission informs the Company that the Commission (i) will not review the Registration Statement or
(ii) that the Company may request the acceleration of the effectiveness of the Registration Statement.

          "Effectiveness Period" shall have the meaning set forth in Section 2.
           --------------------

          "Event" shall have the meaning set forth in Section 7(e).
           -----

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Filing Date" means the date the Registration Statement is filed which
           -----------
date shall be the 30/th/ day after the Closing Date.

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from time to time of Registrable Securities, including without limitation, the Purchaser and its assignees.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).
           -----------------

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Liquidated Damages" shall have the meaning set forth in Section 7(e).
           -------------------

          "Losses" shall have the meaning set forth in Section 5(a).
           ------

          "Nasdaq" shall mean the Nasdaq National Market.
           ------

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

          "Prospectus" means the prospectus included in the Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the

Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable Securities" means (i) the shares of Common Stock issuable
           ----------------------
pursuant to Draw Downs pursuant to the Purchase Agreement (the "Common Shares") and upon the exercise of the Warrants (the "Warrant Shares") and upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares or Warrant Shares, and (ii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, Registrable Securities. Notwithstanding anything herein contained to the contrary, such registered shares of Common Stock shall be allocated among the Holders pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the Commission.

          "Registration Statement" means the registration statement and any
           ----------------------
additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 158" means Rule 158 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Special Counsel" means any special counsel to the Holders, for which
           ---------------
the Holders will be reimbursed by the Company pursuant to Section 4 hereof.

          "Warrants" means the warrants to purchase shares of Common Stock
           --------
issued to the Purchaser on each Settlement Date in connection with each Draw Down, and any other warrants of like tenor issued in substitution or exchange thereof.

     2.   Registration.  On or prior to the Filing Date the Company shall
          ------------
prepare and file with the Commission a "shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall (a) not permit any securities other than the Registrable Securities to be included in the Registration Statement,
(b) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not be subject to further review) as soon as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness
                                                               -------------
Period"). If an additional Registration Statement is required, for any reason,
------
to be filed because the actual number of shares of Warrant Shares exceeds the number of shares of Common Stock initially registered in respect of the Warrant Shares based upon the computation on the Closing Date, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than thirty (30) days after filing.

     3.   Registration Procedures.
          -----------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-1 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to
        --------  -------
the filing of the Registration Statement or any related Prospectus or any amendment (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holders and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders and such Special Counsel, and (ii) at the request of any Holder cause its executive officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the

Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and
(C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in this Agreement or the Purchase Agreement ceases to be true and correct in all material respects;
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Company shall promptly furnish to Special Counsel, without charge,
(i) any correspondence from the Commission or the Commission's staff to the Company or its representatives relating to any Registration Statement and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

          (d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (f) Furnish to each Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however,
                                                            --------  -------
that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq or any Alternate Market, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12)-month period (or ninety (90) days after the end of any twelve
(12)-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (m) Require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in

Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by
Section 3(j), or until it is advised in writing (the "Advice") by the Company
                                                      ------
that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably
                                                     -----
determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend the sale of Registrable Securities under a Registration Statement for a period not to exceed twenty (20) consecutive days, provided that the Company may not suspend its obligation under this Section 3(n) for more than forty-five (45) days in the aggregate during any twelve (12) month period (each, a "Blackout Period");
                                                        ---------------
provided, however, that no such suspension shall be permitted for consecutive
--------  -------
twenty (20) day periods, arising out of the same set of facts, circumstances or transactions.

          (o) Within two (2) business days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A.
                                                                    ---------

     4.   Registration Expenses
          ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws (including, without limitation, the reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement);
(iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $15,000, (v) Securities Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

     5.   Indemnification.
          ---------------

          (a) Indemnification by the Company.  The Company shall,
              ------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "Losses"), as incurred, arising out
                                              ------
of or relating to any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein (in the case of any Prospectus or in any supplement thereto, in the light of the circumstances under which they were made) not misleading; provided,
                                                                       --------
however, that the Company shall not be liable under this Section 5(a) to the
-------
extent that a court of competent jurisdiction shall have determined by a final judgment that such Losses, resulted directly from any such acts or failures to act, undertaken or omitted to be taken by such Holder or such Person through its gross negligence, bad faith or willful misconduct; provided, further, that the
                                                   --------  -------
foregoing indemnity shall not apply (i) to any Losses arising out of or based upon any untrue statements or omissions based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement, any Prospectus or in any amendment or supplement thereto and (ii) with respect to any Prospectus or any supplement or amendment thereto to the extent that any Losses of such Holder results from the fact that the Holder sold shares of Common Stock and did not send or give, at or prior to the written confirmation of such sale, a copy of a supplement or amendment to the Prospectus if the Company has furnished copies thereof to the Holder and the Losses result from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in any supplement or amendment thereto. The Purchaser shall notify the Holders promptly of the institution, or threat of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in clause (c) of this Section 5) and shall survive the transfer of the Registrable Securities by the Holders.

          (b) Indemnification by Holders.  Each Holder shall, notwithstanding
              --------------------------
any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, each of its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such Prospectus supplement; provided, however, that the Holder shall be liable to the Company under this
--------  -------
Section 5(b) with respect to any Prospectus or any supplement or amendment thereto to the extent that any such Losses of the Company results from the fact that the Holder sold shares of Common Stock and did not send or give, at or prior to the written confirmation of such sale, a copy of a supplement or amendment to the Prospectus if the Company has furnished copies thereof to the Holder and the Losses result from an untrue statement or omission of a material fact contained in the Prospectus which was corrected in any supplement or amendment thereto. The Company shall notify the Holder promptly of the institution or threat of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Holders. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

          (c) Conduct of Indemnification Proceedings.  If any Proceeding shall
              --------------------------------------
be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
 -----------------
from whom indemnity is sought (the "Indemnifying Party) in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and one such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All reasonable fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution.  If a claim for indemnification under Section 5(a)
              ------------
or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Rule 144.
          --------

          As long as any Holder owns Common Shares, Warrants or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Common Shares, Warrants or Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Common Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the

Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

     7.   Miscellaneous.
          -------------

          (a) Remedies.  In the event of a breach by the Company or by a Holder,
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  Neither the Company nor any of its
              --------------------------
subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

          (c) Intentionally Omitted.
              ---------------------

          (d) Piggy-Back Registrations.  If at any time when there is not an
              ------------------------
effective Registration Statement covering (i) Common Shares or (ii) Warrant Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or its then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, any such holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any
--------  -------
Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other
--------  -------
persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

          (e) Failure to Obtain Effectiveness of the Registration Statement and
              -----------------------------------------------------------------
Other Events.  The Company and the Holders agree that the Holders will suffer
------------
damages if the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date (or in the event an additional Registration Statement filed because the actual number of shares of Common Stock issuable pursuant to a Draw Down or into which the Warrants are exercisable exceeds the number of shares of Common Stock initially registered is not filed and declared effective within the time periods set forth in Section 2 hereof), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) except as contemplated by Section 3(n), the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) trading in the Common Stock shall be suspended or if the Common Stock is delisted from Nasdaq and any Alternate Market for any reason for more than three (3) Business Days in the aggregate, or
(v) the exercise rights of the Holders under the Warrants are suspended for any reason, including by the Company, or (vi) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, the Purchase Agreement (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall
                                                     -----
pay as liquidated damages for such failure and not as a penalty (the "Liquidated
                                                                      ----------
Damages") to each Holder an amount equal to (A) $20,000 with respect to the
-------
occurrence of an Event described in clause (i) of this Section 7(e) and (B) with respect to the occurrence of an Event described in clauses (ii) through (vii) of this Section 7(e), one percent (1%) of the aggregate purchase price of all of the Registrable Securities then held by the such Holder pursuant to the Purchase Agreement for the initial thirty (30) day period following such Event until the applicable Event has been cured, which amount shall be pro rated for any period less than thirty (30) days, and two percent (2%) of the aggregate purchase price of all of the Registrable Securities then held by the such Holder pursuant to the Purchase Agreement for each thirty (30) day period thereafter until the applicable Event has been cured, which shall be pro rated for any period less than thirty (30) days (the "Periodic Amount"). Payments to be made pursuant to
                            ---------------
this Section 7(e) shall be due and payable immediately upon demand of the Holders in cash. The parties agree that the Periodic Amount represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders if the Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Date and is not maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

          (f) Consent to Jurisdiction.  Each of the Company and the Purchaser
              -----------------------
(i) hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(f) shall affect or limit any right to serve process in any other manner permitted by law.

          (g) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of a majority of the Registrable Securities at the time, provided, however, that the provisions of this sentence
                        --------  -------
may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (h) Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be

with respect to the Holder:     Torneaux Fund Ltd.
                                Charlotte House
                                Charlotte Street
                                P. O. Box N 9204
                                Nassau, Bahamas
                                Tel. No.: (242) 325-1033
                                Fax No.: (242) 323-7918
                                Attention:  Director

with respect to the Company:    Incara Pharmaceuticals Corporation
                                3200 E. Highway 54
                                Suite 300
                                Research Triangle Park, NC 27709
                                Tel. No.: (919) 558-8688
                                Fax No.: (919) 544-1245

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Holder shall be sent to the address set forth above, if applicable. Copies of notices to the Company shall be sent to Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, Attention: Donald R. Reynolds, Esq., Facsimile no.: (919) 781-4865.

          (i) Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns (but not to a purchaser of Registrable Securities sold under a Registration Statement or pursuant to Rule 144.) The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (j) Assignment of Registration Rights.  The rights of each Holder
              ---------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the shares of Registrable Securities (but not to a purchaser of Registrable Securities sold under a Registration Statement or pursuant to Rule 144.) if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this
Section 7(j), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders' (and to subsequent) successors and assigns.

          (k) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (l) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

          (m) Cumulative Remedies.  The remedies provided herein are cumulative
              -------------------
and not exclusive of any remedies provided by law.

          (n) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (o) Headings.  The headings herein are for convenience only, do not
              --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (p) Shares Held by the Company and its Affiliates. Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                        INCARA PHARMACEUTICALS CORPORATION.


                                        By:________________________________
                                           Name:
                                           Title:


                                        TORNEAUX FUND LTD.


                                        By:________________________________
                                           Name:
                                           Title:

                                REVOCABLE PROXY

                      INCARA PHARMACEUTICALS CORPORATION


                             3200 East Highway 54
                         Cape Fear Building, Suite 300
                 Research Triangle Park, North Carolina 27709

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned, a stockholder of Incara Pharmaceuticals Corporation, a Delaware corporation ("Incara"), hereby constitutes and appoints Clayton
        I. Duncan and Richard W. Reichow, or either of them, attorneys and proxies with full power of substitution to act and vote all shares of the undersigned at the special meeting of stockholders of Incara to be held at Incara's offices at 3200 East Highway 54, Cape Fear Building, Suite 300, Research Triangle Park, North Carolina on October 19, 2000 commencing at 9:00 a.m., Eastern Time, and any adjournment(s) thereof (the "Meeting").


[X]     Please mark votes as in this example.

Incara's Board of Directors has approved and recommends a vote "FOR" Proposal 1.

1.   To approve the private equity           FOR         AGAINST        ABSTAIN
     financing facility of up to             [_]           [_]            [_]
     $18,900,000 with Torneaux Fund Ltd.

        This proxy will be voted as directed above. In the absence of any direction, this proxy will be voted "For" Proposal 1, with discretion to vote upon such other matters as may be brought before the Meeting. Any proxy heretofore given by the undersigned for the Meeting is hereby revoked and declared null and void and without any effect whatsoever.

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.


Signature:________________  Date:______  Signature:______________  Date:_______


Note: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.